Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2019 Results

SPOKANE, Wash., October 28, 2019 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $20.6 million, or $0.30 per diluted share, on revenues of $226.3 million for the quarter ended September 30, 2019.

Third Quarter 2019 Highlights

•	Generated $55.0 million of Total Adjusted EBITDDA and Adjusted EBITDDA margin of 24%
•	Wood Products set quarterly records for lumber production and shipment volumes

“Our third quarter Adjusted EBITDDA was $55 million, as our businesses executed well on factors within their control,” said Mike Covey, chairman and chief executive officer.  “Real Estate continues to have a strong year, selling double the number of rural acres that we expected as well as closing a commercial real estate transaction in Chenal Valley during the third quarter.  Wood Products established new quarterly lumber production and shipping records and remains on pace to complete $40 million of capital projects to expand capacity and increase grade recovery.  While Timberlands scaled back Southern harvest volumes in the third quarter due to full mill inventories, the segment benefited from higher than expected Southern sawlog prices. Looking forward, we remain optimistic that the lumber market will improve,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q3 2019	Q2 2019	Q3 2018
Revenues	$226.3	$215.6	$289.2
Net income	$20.6	$17.1	$60.4
Weighted average shares outstanding, diluted (in thousands)	67,545	67,713	64,722
Net income per diluted share	$0.30	$0.25	$0.93

Adjusted net income	$20.6	$17.1	$56.0
Adjusted net income per diluted share	$0.30	$0.25	$0.87

Total Adjusted EBITDDA	$55.0	$49.0	$101.8
Dividends per share	$0.40	$0.40	$0.40
Net cash from operations	$37.9	$48.5	$53.0
Cash and cash equivalents	$94.7	$98.0	$137.5

Business Performance: Q3 2019 vs. Q2 2019

Timberlands

Third Quarter 2019 Highlights

•	Timberlands Adjusted EBITDDA increased $16.9 million from Q2 2019 levels
•	Northern and Southern harvest volumes increased seasonally, but were below plan
•	Northern sawlog prices increased 7%, reflecting slightly higher lumber prices on indexed volume and seasonally lighter logs
•	Log & haul costs increased due to higher Northern volumes

($ in millions)	Q3 2019	Q2 2019	$ Change
Timberlands Revenues	$98.8	$66.9	$31.9

Timberlands Adjusted EBITDDA	$43.0	$26.1	$16.9

Wood Products

Third Quarter 2019 Highlights

•	Wood Products Adjusted EBITDDA increased $7.9 million from Q2 2019 levels
•	Average lumber price was $363 per MBF Q3 2019, down 4% from Q2 2019
•	The segment set quarterly records for lumber production and shipment volumes in Q3 2019
•	Log and manufacturing costs were lower on a per-unit basis in Q3 2019
•	Lumber inventory at end of Q3 2019 was written down $3.5 million compared to $7.4 million in Q2 2019

($ in millions)	Q3 2019	Q2 2019	$ Change
Wood Products Revenues	$143.7	$138.0	$5.7

Wood Products Adjusted EBITDDA	$5.9	$(2.0)	$7.9

Real Estate

Third Quarter 2019 Highlights

•	Real Estate Adjusted EBITDDA decreased $16.6 million as the sale of a former Deltic tract for $19.6 million in Q2 2019 was partially offset by commercial land sales of $3.1 million in Q3 2019
•	Sold 6,225 acres of rural land Q3 2019 compared to 12,375 acres in Q2 2019

($ in millions)	Q3 2019	Q2 2019	$ Change
Real Estate Revenues	$18.9	$36.4	$(17.5)

Real Estate Adjusted EBITDDA	$14.7	$31.3	$(16.6)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 29, 2019, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-877-823-6919 for U.S./Canada and 1-647-689-5576 for international callers. Participants will be asked to provide conference I.D. number 7868573. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until November 5, 2019 by calling

1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 7868573 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 1.9 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding our stepped-up capital expenditure program, the U.S. housing market and repair and remodel market; U.S housing starts; lumber demand, pricing, revenues and Q4 costs and expenses; Q4 lumber shipments; 2019 lumber shipments; effects of announced curtailments and permanent closures of sawmills; expectation that shortfall in Southern harvest will be made up in the fourth quarter of 2019;  Q4 2019 Northern and Southern timber harvest volumes and sawlog prices; expected 2020 timber harvest volumes; Q4 2019 Northern and Southern sawlog mix; 2019 harvest plan; Wood Products 2019 capital expenditures; total 2019 capital expenditures; real estate sales, pricing and cost basis; development real estate sales, pricing and land basis; the direction of our business markets; business conditions; Q4 2019 Adjusted EBITDDA; Q4 2019 interest expense; Q4 2019 corporate expense; Q4 2019 income tax; dividend payout ratio; plan to refinance debt scheduled to mature in Q4; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; changes in the level of construction activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation;

changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Income

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands, except per share amounts)	2019	2019	2018	2019	2018
Revenues	$226,302	$215,581	$289,199	$623,599	$757,329
Costs and expenses:
Cost of goods sold	182,634	175,673	195,584	512,522	515,645
Selling, general and administrative expenses	12,472	14,952	14,901	43,994	45,449
Gain on sale of facility	—	—	—	(9,176)	—
Deltic merger-related costs	—	—	972	—	21,245
	195,106	190,625	211,457	547,340	582,339
Operating income	31,196	24,956	77,742	76,259	174,990
Interest expense, net	(8,475)	(7,882)	(10,109)	(21,821)	(25,125)
Loss on extinguishment of debt	—	—	—	(5,512)	—
Non-operating pension and other postretirement costs	(935)	(889)	(1,942)	(2,804)	(5,707)
Income before income taxes	21,786	16,185	65,691	46,122	144,158
Income tax (expense) benefit	(1,221)	952	(5,355)	(1,860)	(23,077)
Net income	$20,565	$17,137	$60,336	$44,262	$121,081

Net income per share:
Basic	$0.30	$0.25	$0.96	$0.65	$2.06
Diluted	$0.30	$0.25	$0.93	$0.65	$2.03
Dividends per share	$0.40	$0.40	$0.40	$1.20	$1.20
Weighted-average shares outstanding (in thousands):
Basic	67,446	67,664	62,986	67,781	58,765
Diluted	67,545	67,713	64,722	67,848	59,542

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$94,747	$76,639
Customer receivables, net	27,214	21,405
Inventories, net	54,202	60,805
Other current assets	23,492	22,675
Assets held for sale	—	80,674
Total current assets	199,655	262,198
Property, plant and equipment, net	278,587	272,193
Investment in real estate held for development and sale	76,924	79,537
Timber and timberlands, net	1,649,196	1,672,815
Intangible assets, net	17,244	17,828
Other long-term assets	35,448	21,281
Total assets	$2,257,054	$2,325,852

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$78,274	$60,993
Current portion of long-term debt	39,995	39,973
Current portion of pension and other postretirement employee benefits	5,997	5,997
Liabilities held for sale	—	29,321
Total current liabilities	124,266	136,284
Long-term debt	716,350	715,391
Pension and other postretirement employee benefits	110,548	110,659
Deferred tax liabilities, net	14,913	32,009
Other long-term obligations	55,248	16,730
Total liabilities	1,021,325	1,011,073
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 67,221 and 67,570 shares	67,221	67,570
Additional paid-in capital	1,664,333	1,659,031
Accumulated deficit	(343,747)	(282,391)
Accumulated other comprehensive loss	(152,078)	(129,431)
Total stockholders’ equity	1,235,729	1,314,779
Total liabilities and stockholders' equity	$2,257,054	$2,325,852

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$20,565	$17,137	$60,336	$44,262	$121,081
Adjustments:
Depreciation, depletion and amortization	19,178	17,137	19,445	52,589	53,685
Basis of real estate sold	5,228	7,427	4,248	14,211	10,673
Gain on sale of facility	—	—	—	(9,176)	—
Loss on extinguishment of debt	—	—	—	5,512	—
Change in deferred taxes	295	(1,139)	11,081	(16,943)	13,879
Pension and other postretirement employee benefits	2,970	2,831	4,222	8,907	12,221
Equity-based compensation expense	1,913	1,832	1,629	5,362	6,518
Other, net	(764)	(1,142)	(549)	(2,692)	(1,220)
Change in working capital and operating-related activities, net	(8,745)	8,507	(1,982)	13,745	(9,429)
Real estate development expenditures	(1,257)	(2,715)	(1,416)	(5,738)	(3,081)
Funding of pension and other postretirement employee benefits	(1,477)	(1,421)	(44,001)	(4,612)	(55,959)
Net cash provided by operating activities	37,906	48,454	53,013	105,427	148,368

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(10,094)	(11,742)	(7,123)	(25,596)	(18,496)
Timberlands reforestation and roads	(5,079)	(3,948)	(5,345)	(13,269)	(12,464)
Acquisition of timber and timberlands	—	(278)	(3)	(278)	(166)
Cash and cash equivalents acquired in merger	—	—	—	—	3,419
Proceeds on disposition of property, plant and equipment	2,017	—	—	2,017	—
Proceeds on sale of facility	—	(1,252)	—	58,793	—
Other, net	87	303	124	520	655
Net cash (used in) provided by investing activities	(13,069)	(16,917)	(12,347)	22,187	(27,052)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(26,888)	(26,881)	(25,102)	(80,834)	(75,305)
Proceeds from Potlatch revolving line of credit	—	—	—	—	100,000
Repayment of Potlatch revolving line of credit	—	—	—	—	(100,000)
Repayment of Deltic revolving line of credit	—	—	—	—	(106,000)
Proceeds from long-term debt	—	—	—	150,000	100,000
Repayment of long-term debt	—	—	—	(150,000)	(14,250)
Premiums and fees on debt retirement	—	—	—	(4,865)	—
Repurchase of common stock	—	(15,015)	—	(25,173)	—
Other, net	(129)	(51)	(40)	(393)	(4,975)
Net cash used in financing activities	(27,017)	(41,947)	(25,142)	(111,265)	(100,530)
Change in cash, cash equivalents and restricted cash	(2,180)	(10,410)	15,524	16,349	20,786
Cash, cash equivalents and restricted cash, beginning	97,970	108,380	125,719	79,441	120,457
Cash, cash equivalents and restricted cash, ending	$95,790	$97,970	$141,243	$95,790	$141,243

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands)	2019	2019	2018	2019	2018
Revenues
Timberlands	$98,809	$66,881	$111,421	$233,848	$280,438
Wood Products	143,643	138,030	199,025	413,979	532,425
Real Estate	18,863	36,432	11,233	61,459	38,219
	261,315	241,343	321,679	709,286	851,082
Intersegment Timberlands revenues	(35,013)	(25,762)	(32,480)	(85,687)	(93,753)
Consolidated revenues	$226,302	$215,581	$289,199	$623,599	$757,329

Adjusted EBITDDA[1]
Timberlands	$42,996	$26,131	$58,680	$95,977	$140,068
Wood Products	5,903	(2,071)	46,446	11,058	126,962
Real Estate	14,678	31,316	7,467	48,697	27,769
Corporate	(6,930)	(9,346)	(8,989)	(26,930)	(28,969)
Eliminations and adjustments	(1,635)	3,050	(1,794)	3,542	(5,080)
Total Adjusted EBITDDA	55,012	49,080	101,810	132,344	260,750
Basis of real estate sold	(5,228)	(7,427)	(4,248)	(14,211)	(10,673)
Depreciation, depletion and amortization	(18,786)	(16,727)	(18,836)	(51,310)	(51,982)
Interest expense, net	(8,475)	(7,882)	(10,109)	(21,821)	(25,125)
Loss on extinguishment of debt	—	—	—	(5,512)	—
Non-operating pension and other postretirement employee benefits	(935)	(889)	(1,942)	(2,804)	(5,707)
Gain (loss) on fixed assets	198	30	(12)	260	(11)
Gain on sale of facility	—	—	—	9,176	—
Inventory purchase price adjustment in cost of goods sold	—	—	—	—	(1,849)
Deltic merger-related costs	—	—	(972)	—	(21,245)
Income before income taxes	$21,786	$16,185	$65,691	$46,122	$144,158

Depreciation, depletion and amortization
Timberlands	$12,627	$10,469	$12,730	$33,361	$35,974
Wood Products	5,763	5,861	5,827	16,666	15,250
Real Estate	152	147	81	508	198
Corporate	244	250	198	775	560
	18,786	16,727	18,836	51,310	51,982
Bond discounts and deferred loan fees[2]	392	410	609	1,279	1,703
Total depreciation, depletion and amortization	$19,178	$17,137	$19,445	$52,589	$53,685

Basis of real estate sold
Real Estate	$5,283	$7,455	$4,267	$14,326	$10,886
Eliminations and adjustments	(55)	(28)	(19)	(115)	(213)
Total basis of real estate sold	$5,228	$7,427	$4,248	$14,211	$10,673

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 9, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Income.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in thousands, except per share amount)	2019	2019	2018	2019	2018
Total Adjusted EBITDDA
Net income (GAAP)	$20,565	$17,137	$60,336	$44,262	$121,081
Interest expense, net	8,475	7,882	10,109	21,821	25,125
Income taxes	1,221	(952)	5,355	1,860	23,077
Depreciation, depletion and amortization	18,786	16,727	18,836	51,310	51,982
Basis of real estate sold	5,228	7,427	4,248	14,211	10,673
Loss on extinguishment of debt	—	—	—	5,512	—
Non-operating pension and other postretirement benefit costs	935	889	1,942	2,804	5,707
Deltic merger-related costs	—	—	972	—	21,245
Gain on sale of facility	—	—	—	(9,176)	—
Inventory purchase price adjustment in cost of goods sold	—	—	—	—	1,849
(Gain) loss on fixed assets	(198)	(30)	12	(260)	11
Total Adjusted EBITDDA	$55,012	$49,080	$101,810	$132,344	$260,750

Adjusted net income
Net income (GAAP)	$20,565	$17,137	$60,336	$44,262	$121,081
Special items:
Loss on extinguishment of debt	—	—	—	5,512	—
Gain on sale of facility, after tax	—	—	—	(6,790)	—
Deltic merger-related costs	—	—	972	—	21,245
Tax adjustments(1)	—	—	(5,327)	—	(5,327)
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	—	1,368
Adjusted net income	$20,565	$17,137	$55,981	$42,984	$138,367

Adjusted net income per diluted share
Net income per diluted share (GAAP)	$0.30	$0.25	$0.93	$0.65	$2.03
Special items:
Loss on extinguishment of debt	—	—	—	0.08	—
Gain on sale of facility, after tax	—	—	—	(0.10)	—
Tax adjustments(1)	—	—	(0.08)	—	(0.09)
Deltic merger-related costs	—	—	0.02	—	0.36
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	—	0.02
Adjusted net income per diluted share	$0.30	$0.25	$0.87	$0.63	$2.32

[1]	During the third quarter of 2018, we recorded a tax benefit primarily related to deducting contributions to our qualified pension plans at the higher 2017 income tax rate.